TURNAROUND INVESTMENT TRUST

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THE TURNAROUND FUND™

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SUPPLEMENT

Dated January 17, 2008

To the Prospectus Dated June 28, 2007

This Supplement to the Prospectus for The Turnaround Fund™ (“Fund”), a series of the Turnaround Investment Trust (“Trust”), is to notify shareholders, potential investors and other interested parties that the Fund will discontinue operations. The Board of Trustees of the Trust, in consultation with the Fund’s investment advisor, Alsin Capital Management, Inc. (“Advisor”), determined at a meeting of the Board of Trustees of the Trust, held on January 17, 2008 (“Board Meeting”), to discontinue the Fund’s operations based on, among other factors, the Advisor’s belief that it would be in the best interests of the Fund and its shareholders to discontinue the Fund’s operations as of February 15, 2008. The Advisor will continue to waive fees and reimburse expenses of the Fund, as necessary, in order to maintain the Fund’s fees and expenses at their current level, as specified in the Prospectus.

As a result of the decision to discontinue the Fund’s operations as of February 15, 2008, the Board of Trustees determined at the Board Meeting to discontinue all sales of Fund shares and to no longer accept purchase orders for shares of the Fund. In addition, at that Board Meeting, the Board directed that: (i) all of the Fund’s portfolio securities be liquidated in an orderly manner not later than February 15, 2008; and (ii) all outstanding shareholder accounts on February 15, 2008 will be closed and the proceeds of each account would be sent to the shareholder’s address of record or to such other address as directed by the shareholder, including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and qualified pension and profit sharing fund accounts.

This will be considered a sale of Fund shares and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns. In addition, shareholders invested through an IRA or other tax-deferred account should consult the rules regarding the reinvestment of these assets.

Shareholders should direct any questions about their account to the Fund at 1-800-773-3863.

Investors Should Retain This Supplement for Future Reference